Exhibit 21.1

Subsidiaries of
Ladder Capital Corp

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Holding Companies
Ladder Capital Finance Holdings LLLP
Ladder Capital Insurance LLC (parent of Tuebor Captive Insurance Company LLC)	Delaware
Series REIT of Ladder Capital Finance Holdings LLLP	Delaware
Series TRS of Ladder Capital Finance Holdings LLLP	Delaware
Ladder Midco LLC	Delaware
Series REIT of Ladder Midco LLC	Delaware
Series TRS of Ladder Midco LLC	Delaware
Ladder Member Corporation	Delaware
Ladder Midco II LLC	Delaware
Series REIT of Ladder Midco II LLC	Delaware
Series TRS of Ladder Midco II LLC	Delaware
LC TRS I LLC	Delaware
LC TRS III LLC	Delaware
Tuebor TRS IV LLC	Michigan

Regulated Subsidiaries
Tuebor Captive Insurance Company LLC	Michigan

REIT Subsidiaries
Tuebor REIT Inc	Michigan

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Lending/Real Estate Debt-Related Subsidiaries
Ladder Capital Finance LLC	Delaware
Series REIT of Ladder Capital Finance I LLC	Delaware
Series TRS of Ladder Capital Finance I LLC	Delaware
Series REIT of Ladder Capital Finance II LLC	Delaware
Series TRS of Ladder Capital Finance II LLC	Delaware
Series of Ladder Capital Finance III LLC	Delaware
Ladder Capital Finance VI REIT LLC	Delaware
Ladder Capital Finance VI TRS LLC	Delaware
Ladder Capital Finance VII REIT LLC	Delaware
Ladder Capital Finance VII TRS LLC	Delaware
Ladder Capital Finance VIII MEZZ REIT LLC	Delaware
Ladder Capital Finance VIII MEZZ TRS LLC	Delaware
Ladder Capital Finance VIII REIT LLC	Delaware
Ladder Capital Finance VIII TRS LLC	Delaware
Ladder Capital Finance IX LLC	Delaware
Ladder Capital Finance IX Parent LLC	Delaware
Ladder Capital Finance Portfolio II LLC	Delaware
Ladder Capital Realty II LLC	Delaware
Ladder Corporate Revolver I LLC	Delaware
LMEZZ 250 W90 LLC	Delaware
Tuebor TRS II LLC	Michigan
Tuebor REIT Sub LLC	Michigan

Securities Subsidiaries
Ladder Capital Finance Portfolio LLC	Delaware
Ladder Capital Finance Portfolio III Ltd	Cayman Islands
Ladder Capital Realty CMBS IV LLC	Delaware
Tuebor Securities LLC	Michigan

Real Estate/Real Estate-Related Subsidiaries
24 Second Avenue Holdings LLC	New York
24 Second Avenue JV Member LLC	Delaware
24 Second Avenue Owner LLC	Delaware
3650 S. 72nd Owner LLC	Delaware
1250 North SD, LLC	Delaware
Canton Hotel Member LLC	Delaware
Grace Lake II, LLC	Delaware
Grace Lake JV, LLC	Delaware
Grace Lake Mezz LLC	Delaware
Isla Vista JV LLC	Delaware
Isla Vista JV Member LLC	Delaware
Isla Vista Mezzanine LLC	Delaware
Isla Vista Owner LLC	Delaware
IOP JV LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

IOP JV Member LLC	Delaware
Ladder Capital CRE Equity LLC	Delaware
Ladder Grace Lake Member LLC	Delaware
Ladder TRS Equity LLC	Delaware
LBW Mooresville LLC	Delaware
LBW Portfolio I LLC	Delaware
LBW Saratoga LLC	Delaware
LBW Sennett LLC	Delaware
LBW Vineland LLC	Delaware
LBW Waldorf LLC	Delaware
LBWNDMA LLC	Delaware
LC Carmel Retail LLC	Delaware
LCLA Cienega LLC	Delaware
LDG Isanti MN LLC	Delaware
LDG Little Falls MN LLC	Delaware
LDG Newburgh IN LLC	Delaware
LDG Saginaw BV MI LLC	Delaware
LDG Sioux City IA LLC	Delaware
LDG Waterloo IA LLC	Delaware
Lingerfelt Office Properties LLC	Delaware
LSDDT LLC	Delaware
LSHUTA Midtown LLC	Delaware
LSHTCU Edge LLC	Delaware
LVT JV LLC	Delaware
LVT JV Member LLC	Delaware
LVT Owner LLC	Delaware
Nemours JV LLC	Delaware
Nemours JV Member LLC	Delaware
Omaha Hotel Property Owner LLC	Delaware
ONP JV LLC	Delaware
ONP JV Member LLC	Delaware
ONP Owner LLC	Delaware
ONP Rooftop JV LLC	Delaware
ONP Rooftop JV Member LLC	Delaware
Pelham JV Member LLC	Delaware
Pinebrook Associates Holdings, LP	Delaware
Pinebrook Associates GP, LLC	Delaware
Pinebrook JV Member LLC	Delaware
Pinebrook Partners Holdings, LP	Delaware
Pinebrook Property GP, LLC	Delaware
Pinebrook Property Holdings LP	Delaware
ROIF Bloom, LLC	South Carolina
San Diego Hotel Circle Owner, LLC	Delaware
Terrazas Owner LLC	Delaware
West Austin Campus LLC	Delaware

Exact Name of Subsidiaries or Registrant as Specified in their Charter	State or Other Jurisdiction of Incorporation or Organization

Securitization-Related Subsidiaries
Ladder Capital Commercial Mortgage Securities LLC (Depositor for Single Asset Securitization)	Delaware
Ladder CRE 1 Parent LLC	Delaware
Ladder CRE 2 Parent LLC	Delaware
Ladder CRE 3 Parent LLC	Delaware
Ladder CRE CLO Finance LLC	Delaware
LCCM 2017-FL2 CRE Trust	Delaware
LCCM 2020-FL3 CRE Trust	Delaware

Other Subsidiaries
Ladder Capital Finance Corporation (Co-Issuer of Corporate Debt)	Delaware